Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 4, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families. Comprehensive information on the funds may be found in the fund's prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds*

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o Putnam Variable Trust*


   * AIM and Putnam funds are available only to existing cases as of May 10, 2004. Consult your financial adviser.



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.




                        Prospectus Dated: April 30, 2007

                                 Table of Contents




Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         8
    Fund Participation Agreements ...............         8
    Distribution of the Policies and
      Compensation ..............................         9
    Sub-Accounts and Funds ......................        10
    Sub-Account Availability and Substitution of
      Funds .....................................        15
    Voting Rights ...............................        15
POLICY CHARGES AND FEES .........................        16
    Premium Load; Net Premium Payment ...........        16
    Surrender Charges ...........................        17
    Partial Surrender Fee .......................        17
    Transfer Fee ................................        17
    Mortality and Expense Risk Charge ...........        17
    Cost of Insurance Charge ....................        18
    Administrative Fee ..........................        18
    Policy Loan Interest ........................        18
    Rider Charges ...............................        19
    Case Exceptions .............................        19
YOUR INSURANCE POLICY ...........................        19
    Application .................................        20
    Owner .......................................        20
    Right-to-Examine Period .....................        21
    Initial Specified Amount ....................        21
    Transfers ...................................        21
    Market Timing ...............................        22
    Dollar Cost Averaging .......................        23
    Automatic Rebalancing .......................        24
    Riders ......................................        24


Contents                                                Page
-------------------------------------------------      -----
    Continuation of Coverage ....................        33
    Paid-Up Nonforfeiture Option ................        33
    Coverage Beyond Maturity ....................        33
    Termination of Coverage .....................        33
    State Regulation ............................        34
PREMIUMS ........................................        34
    Allocation of Net Premium Payments ..........        34
    Planned Premiums; Additional Premiums .......        34
    Life Insurance Qualification ................        34
    Policy Values ...............................        35
DEATH BENEFITS ..................................        36
    Death Benefit Options .......................        36
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        37
    Death Benefit Proceeds ......................        38
POLICY SURRENDERS ...............................        38
    Partial Surrender ...........................        38
POLICY LOANS ....................................        39
LAPSE AND REINSTATEMENT .........................        39
    Reinstatement of a Lapsed Policy ............        40
TAX ISSUES ......................................        40
    Taxation of Life Insurance Contracts in
      General ...................................        40
    Policies Which Are MECs .....................        41
    Policies Which Are Not MECs .................        42
    Other Considerations ........................        42
    Fair Value of Your Policy ...................        43
    Tax Status of Lincoln Life ..................        43
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        43
LEGAL PROCEEDINGS ...............................        44
FINANCIAL STATEMENTS ............................        44
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        45

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and underlying fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Adverse Consequences of Early Surrender. Partial surrenders may reduce the policy value and death benefit. Full or partial surrenders may result in tax consequences, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Maximum sales charge         When you pay a premium.                Guaranteed not to exceed 12.0%1 of the portion
 imposed on premiums                                                 of the premium paid up to Target Premium, and
 (load)                                                              5.0% of the portion of premium paid greater
                                                                     than Target Premium.
 Premium Tax                  When you pay a premium.                A maximum of 5.0% of each premium
                                                                     payment.2
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 24 made during
                              any policy year.

1 9.0% in policy years 2-5 and 5.0% in policy years 6 and beyond.
2 Charges range from 0.0% to 5.0%, depending on the state of issue.

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of $0.00 per $1,000 per month to a
                                                                 guaranteed maximum of $83.33 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals considered to be substandard risks
                                                                 can be charged from 125% to 800% of the
                                                                 standard rate.
  Charge for a                                                   For a male or female, age 45, nonsmoker, the
  Representative Insured                                         guaranteed maximum monthly cost of insurance
                                                                 rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        A daily charge as a percentage of the value of
 Risk Charge ("M&E")            valuation day).                  the Separate Account. Guaranteed never to
                                                                 exceed 0.80%.
 Administrative Fee             Monthly                          $10 per month.3
 Policy Loan Interest           Annually                         The annual rate charged against the loan balance
                                                                 is guaranteed not to exceed 4.25% in any policy
                                                                 year.

3 Currently $6 per month in all policy years, guaranteed not to exceed $10 per month, based on specific criteria of your policy.

              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Minimum and                                       The monthly cost of insurance rates for standard
  Maximum Charge                                    issue individuals ranges from a guaranteed
                                                    minimum of $0.00 per $1,000 per month to a
                                                    guaranteed maximum of $83.33 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.38 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Surrender Benefit              N/A                There is no charge for this rider.
  Enhancement Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.29%         4.61% 4
 (12b-1) fees, and other expenses.

4 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.43%. These waivers and reductions generally extend through April 30, 2008 but may be terminated at any time by the fund. Refer to the fund's prospectus for specific information on any waivers or reductions in effect.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife, the assets and liabilities of JPLife became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.02% and 0.45% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Janus Aspen Series, and Putnam Variable Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of such broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 36% of first year premium, plus up to 12.5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or be provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund to which we refer as the underlying fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which the Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus. Prospectuses for each of the underlying funds listed below accompany this prospectus and are available by calling 1-800-444-2363.


AIM Variable Insurance Funds, advised by A I M Advisors, Inc.

   o AIM V. I. Capital Appreciation Fund (Series I Shares): Capital appreciation.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.

   o AIM V. I. International Growth Fund (Series I Shares): Long-term growth. This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.


AllianceBernstein Variable Products Series Fund, Inc., advised by
     AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Maximum capital appreciation.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc. for the Income and Growth Fund and the Inflation Protection Fund, and by American Century Global Investment Mangement, Inc. for the International Fund.

   o Income and Growth Fund (Class I): Growth and income.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Inflation Protection Fund (Class II): Long-term total return.

   o International Fund (Class I): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.


Delaware VIP Trust, advised by Delaware Management Company.

   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Asset Manager Portfolio (Service Class): High total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by the Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term growth.

   o Franklin U.S. Government Fund (Class 1): Income.
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Income Securities Fund (Class 1): Total return.

   o Templeton Growth Securities Fund (Class 1): Long-term growth.
     (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Long-term growth and current income. This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Flexible Bond Portfolio (Service Shares): Income.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Mid Cap Growth Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Worldwide Growth Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)
     (formerly Bond Fund)

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)
     (formerly Growth and Income Fund)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)
     (formerly Social Awareness Fund)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)
     (formerly Equity-Income Fund)

   o LVIP Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by BAMCO, Inc.)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)
     (formerly Capital Appreciation Fund and Growth Fund)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Long-term growth of capital.
     (Subadvised by Massachusetts Financial Services Company)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)
     (formerly International Fund)

   o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

   o LVIP S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
     (formerly Core Fund)

   o LVIP Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by Mellon Capital Management Corporation)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)
     (formerly Aggressive Growth Fund)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))
     (formerly Global Asset Allocation Fund)

   o LVIP Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Dalton, Greinger, Hartman, Maher & Co.)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Wilshire 2010 Profile Fund (Standard Class)*: Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)*: Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)*: Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)*: Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund will be available as of May 21, 2007. Consult your financial adviser.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)*: Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Aggressive Profile Fund)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)*: Current income. (Subadvised by Wilshire Associates Incorporated)
     (formerly Conservative Profile Fund)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)*: Total return. (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderate Profile Fund)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)*: Growth and income.
     (Subadvised by Wilshire Associates Incorporated)
     (formerly Moderately Aggressive Profile Fund)

* The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     (formerly Capital Opportunities Series)
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Emerging Growth Series (Initial Class): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial adviser.


Putnam Variable Trust, advised by Putnam Investment Management, L.L.C.

   o Growth & Income Fund (Class IB): Capital growth and current income.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.

(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policy owner provide their voting instructions to the Company. Even though Policy owners may choose not to provide voting instruction, the shares of a fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the underlying fund which it owns at a meeting of the shareholders of an underlying fund, all shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an underlying fund is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a percentage from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

                     The current premium load ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                3.5% - 9.0%               0.5% - 2.5%
       2                3.0% - 8.0%               0.5% - 2.5%
       3                2.5% - 8.0%               0.5% - 2.5%
       4                2.0% - 6.0%               0.5% - 2.5%
       5                2.0% - 4.0%               0.5% - 2.5%
       6                2.0% - 2.5%               0.5% - 2.5%
       7                2.0% - 2.5%               0.5% - 2.5%
      8+                1.0% - 2.5%               0.5% - 2.5%

The premium load is guaranteed to be no higher than the amounts shown in the following table:



                      Portion of Premium        Portion of Premium
                          Paid up to            Paid greater than
  Policy Years          Target Premium            Target Premium
---------------      --------------------      -------------------
       1                    12.0%                     5.0%
      2-5                   9.0%                      5.0%
  6 and after               5.0%                      5.0%

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.

In addition, we deduct an explicit premium tax charge from premium payments equal to state and municipal premium taxes. The tax ranges from 0% to 5% depending upon the state of issue.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.70%
  11 and after             0.10%-0.35%


The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.80%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age and underwriting category of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly. The cost is calculated by subtracting the policy value from the death benefit, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.

The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee

The monthly administrative fee as of the date of issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate is determined by the Company and will be a rate no greater than 4.25% in any policy year.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature in good order.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments or the policy value plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among sub-accounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the Money Market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the Money Market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the Money Market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the Money Market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the Money Market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be on proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln Money Market Fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause the converted amount to be transferred from the Fixed Account and Sub-Accounts to the loan balance in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause the converted amount to be transferred from the loan balance to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Surrender Benefit Enhancement Rider. The policy can be issued with a Surrender Benefit Enhancement Rider. This rider provides additional surrender value. This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider. There is no cost for this rider.

Under this rider, the full surrender value of the policy will equal:

1. the policy value on the date of surrender; less

2. the loan balance plus any accrued interest; plus

3. the surrender benefit enhancement ("SBE") benefit.

The surrender benefit enhancement benefit will equal:

1. the surrender benefit enhancement rate (SBE%); times

2. the term blend adjustment factor; times

3. the cumulative surrender benefit enhancement premium.

The current ranges of the SBE% vary by policy year and by specific criteria of your policy:



    Policy Years               SBE%
--------------------      -------------
          1               6.0% - 11.0%
          2                3.0% - 9.0%
          3                1.0% - 7.0%
          4                0.5% - 5.0%
          5                0.0% - 4.0%
          6                0.0% - 2.0%
          7                0.0% - 1.0%
  8 and thereafter            0.0%

The SBE% may be changed at any time, and will not exceed 15% in any policy year.

The term blend adjustment factor is equal to 1.0 unless a Term Insurance Rider is attached to this policy. If a Term Insurance Rider is attached to this policy, the term blend adjustment factor will equal

o the minimum adjustment factor plus

o (1 - the minimum adjustment factor) X (basic policy specified amount / target face amount)

Refer to your policy specifications for the minimum adjustment factor.

The cumulative SBE premium is the sum of the SBE premium for all prior policy years, plus the SBE premium for the current policy year. During the first policy year, the sum of the SBE premium for all prior policy years is zero. The SBE premium for any policy year is the lesser of (a) and (b):

(a) the sum of premiums paid during the policy year; less the sum of any partial surrenders during the policy year; or

(b) the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount.

The enhanced surrender benefit amount is not paid if the surrender is the result of an exchange under Section 1035 of the Internal Revenue Code ("Code").

This rider otherwise terminates on the earliest of:

o the death of the insured; or

o the maturity date of this policy; or

o the date this policy ends; or

o the next monthly deduction day after we receive your written request to terminate this rider.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Surrender Benefit Enhancement Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit:

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:

 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This Rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Benefit Enhancement Rider . There is no additional charge for this rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Collateral Account value. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Collateral Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account valueat an annual rate of 3%.

The Loan Collateral Account value, if any, reflects amounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the Loan Collateral Account value. The Loan Collateral Account value will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Collateral Account value, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the Loan Collateral Account value will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Collateral Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit

 Option                        Death Benefit Proceeds Equal to the                                 Variability
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Surrender Benefit Enhancement Rider, the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                      Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.

   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and placed into the Loan Collateral Account, which is part of the Company's General Account. The policy's loan balance is the amount of total policy indebtedness (outstanding loans and interest) which accrues once it is transferred out of the Sub-Accounts and Fixed Account and into the Loan Collateral Account. Amounts transferred to the Loan Collateral Account do not participate in the investment experience of the Sub-Accounts. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. This loan balance does not include the amount of any loan obtained through the alternative policy loan rider. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan balance.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan balance will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year is guaranteed not to exceed 4.25% in any policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The Loan Collateral Account will earn interest at an annual rate of 3%. The Loan Collateral Account value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 1.25%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the Loan Account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the Loan Account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the Loan Account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan balance will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may be equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtednessincluding an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS
The December 31, 2006 financial statements of the Separate Account, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-104719
1940 Act Registration No. 811-09241

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                              Dated April 30, 2007
                Relating to Prospectus Dated April 30, 2007 for


                      Lincoln Corporate Variable 4 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 4 product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                Page
--------------------------------------------       --------------
GENERAL INFORMATION ........................       2
    Lincoln Life ...........................       2
    Registration Statement .................       2
    Changes of Investment Policy ...........       2
    Principal Underwriter ..................       3
    Disaster Plan ..........................       3
    Advertising ............................       3
SERVICES ...................................       4
    Independent Registered Public Accounting
      Firm .................................       4
    Accounting Services ....................       4
    Transfer Agent .........................       4


Contents                                                Page
--------------------------------------------       --------------
POLICY INFORMATION .........................       4
    Assignment .............................       4
    Change of Ownership ....................       4
    Beneficiary ............................       5
    Change of Plan .........................       5
    Settlement Options .....................       5
    Deferral of Payments ...................       6
    Incontestability .......................       6
    Misstatement of Age ....................       6
    Suicide ................................       6
PERFORMANCE DATA ...........................       6
FINANCIAL STATEMENTS .......................       7
    Separate Account .......................             C-1
    Company ................................       S-1, F-1, L-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company (Lincoln Life, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife, the assets and liabilities of JPLife became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $28,313,852 in 2006, $21,805,339 in 2005, and $17,290,014
in 2004 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.

On and after May 1, 2007, the Lincoln Corporate Variable 4 product may also be distributed by Lincoln Financial Distributors, Inc., One Granite Place, Concord, NH 03301.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,

PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.

Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

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The Average Annual Return is the income generated by an investment in the Money
Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS
The December 31, 2006 financial statements of the Separate Account, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.

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